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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported) April 1, 1997
                                                       -------------

                         CleveTrust Realty Investors,
                         ----------------------------
             (Exact name of registrant as specified in its charter)

                                 Massachusetts
                                 -------------
                 (State or other jurisdiction of incorporation)

        0-5641                                            34-1085584
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

                2001 Crocker Road, Suite 400, Westlake, OH 44145
                ------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 216/899-0909

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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5. OTHER EVENTS
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     On April 4, 1997 CleveTrust Realty Investors (the "Trust") announced that the Trust and RM Crowe Company, a Texas Corporation ("RMC") terminated negotiations under a Letter of Intent with respect to a proposal by RMC to acquire all of the outstanding shares of beneficial interest of the Trust at a price of $6.42 per Share. The period stated in the Letter of Intent for the negotiation of a definitive agreement was previously extended from March 31, 1997 to April 4, 1997 pursuant to an extension letter between the parties.

7. FINANCIAL STATEMENTS AND EXHIBITS
   ---------------------------------

   (C) Exhibits

          99.1 Press Release dated April 1, 1997.
          99.2 Press Release dated April 4, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.



                                        CLEVELAND REALTY INVESTORS
                                                (Registrant)


Date: April 8, 1997                     By: /s/ Raymond C. Novinc
                                            -------------------------
                                            Raymond C. Novinc
                                            Vice President, Secretary & Counsel


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                                 EXHIBIT INDEX

Exhibit
Number              Description
------              -----------

99.1           Press release dated April 1, 1997
99.2           Press release dated April 4, 1997